UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549


                                 FORM 8-K

                              CURRENT REPORT
                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



      Date of Report (Date of Earliest Event Reported):  November 8, 2007



                              LANDAUER, INC.
          ------------------------------------------------------
          (Exact Name of Registrant as Specified in its Charter)



                                 Delaware
              ----------------------------------------------
              (State or Other Jurisdiction of Incorporation)



             1-9788                               06-1218089
     ------------------------        ------------------------------------
     (Commission File Number)        (I.R.S. Employer Identification No.)



  2 Science Road, Glenwood, Illinois                60425
----------------------------------------          ----------
(Address of Principal Executive Offices)          (Zip Code)



                              (708) 755-7000
           ----------------------------------------------------
           (Registrant's Telephone Number, Including Area Code)



                              Not Applicable
       -------------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  [  ]      Written communications pursuant to Rule 425 under the
            Securities Act (17 CFR 230.425)

  [  ]      Soliciting material pursuant to Rule 14a-12 under the
            Exchange Act (17 CFR 240.14a-12)

  [  ]      Pre-commencement communications pursuant to Rule 14d-2(b)
            under the Exchange Act (17 CFR 240.14d-2(b))

  [  ]      Pre-commencement communications pursuant to Rule 13e-4(c)
            under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02   DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF
            DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

      On November 8, 2007, the Compensation Committee of the Board of Directors of Landauer, Inc. (the "Company") approved the grant of restricted share awards, dated November 9, 2007, to its Executive Officers for fiscal 2008 under the Landauer, Inc. 2005 Long-Term Incentive
Compensation Plan (the "2005 LTI Plan").

      The restricted share awards consist of performance shares and time vested restricted stock. Thirty percent of the award consists of restricted stock which vests on September 30, 2009. Performance shares represent seventy percent of the award. The number of performance shares that will actually vest will be based upon the Company's achievement of specified performance goals over the next two fiscal years, of which there are four including targets for net income and revenues at the end of the fiscal year ending September 30, 2009. For achievement of the goals at the specified level, one hundred percent of the shares awarded will vest. For overachievement of the goals as specified in the agreement, the number of shares to vest is targeted at approximately two hundred percent of the target grant. No shares of performance stock will vest if all of the specified goals are not achieved.

      The following table sets forth the fiscal 2008 restricted share awards for the Executive Officers.

                                        2008              2008
                                     Restricted        Restricted
                                     Share Award       Share Award
Name and Position                      Target            Maximum
-----------------                    -----------       -----------

William E. Saxelby
  President and
  Chief Executive Officer               9,300             22,190

Jonathon M. Singer
  Senior Vice President,
  Treasurer, Secretary and
  Chief Financial Officer               5,078              6,825

Richard E. Bailey
  Senior Vice President
  - Operations                          2,057              3,040

Gerard P. Bilek
  Vice President and
  Controller                            1,019              2,037

R. Craig Yoder
  Senior Vice President -
  Marketing and Technology              1,957              3,967

















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                                 SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    LANDAUER, INC.


Dated:  November 13, 2007           /s/ Jonathon M. Singer
                                    ------------------------------------
                                    Jonathon M. Singer
                                    Senior Vice President,
                                    Treasurer, and Secretary
                                    (Principal Financial and
                                    Accounting Officer)




















































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